Exhibit 10.17

AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

This AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”), dated as of April 27, 2010, effective as of September 12, 2007 (the “Effective Date”), by and among SABRE INDUSTRIES, INC., a Delaware corporation (the “Company”), CORINTHIAN SC LLC, a Delaware limited liability company (“Corinthian”), ZM PRIVATE EQUITY FUND I, L.P., a Delaware limited partnership (“ZM I”), ZM PRIVATE EQUITY FUND II, L.P. (together with ZM I, the “ZM Funds”), and James D. Mack (“Mack”, together with Corinthian and the ZM Funds, the “Holders”).

W I T N E S S E T H:

WHEREAS, Sabre Communications Holdings, Inc., a Delaware corporation (“Holdings”), and the Holders are party to a Registration Rights Agreement dated as of May 9, 2006 (the “Registration Rights Agreement”);

WHEREAS, pursuant to the terms of a Securities Exchange Agreement dated as of June 8, 2007, effective as of September 12, 2007, the Company issued shares of common stock of the Company, par value $0.01 per share (“SII Common Stock”), and warrants to purchase shares of SII Common Stock, to each of the Holders in exchange for a corresponding number of shares of common stock of Holdings and warrants to purchase shares of common stock of Holdings held by each such Holder (the “Exchange”);

WHEREAS, it is the intent of the parties that the terms and conditions of the Registration Rights Agreement continue in full force and effect with respect to the SII Common Stock to the same extent such terms and conditions applied to the common stock of Holdings prior to the consummation of the Exchange; and

WHEREAS, in order to effectuate the foregoing, the Holders desire to amend the Registration Rights Agreement in accordance with Section 9(b) thereof.

NOW, THEREFORE, in consideration of the foregoing, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.             Amendment.  Effective as of the Effective Date, (i) each reference in the Registration Rights Agreement to Sabre Industries Holdings, Inc. and the “Company” shall be deemed to refer to Sabre Industries, Inc., a Delaware corporation, (ii) all references to “Common Stock” shall be deemed to refer to the common stock of Sabre Industries, Inc., par value $0.01 per share, and (iii) Sabre Industries Holdings, Inc. shall be removed as a party to the Registration Rights Agreement, and shall have no rights or obligations thereunder.

2.             Effect of Amendment.  Except as expressly modified by this Amendment, the terms and provisions of the Registration Rights Agreement shall remain in full force and effect.

3.             Entire Agreement.  This Amendment contains the entire understanding of the parties with respect to the subject matter contained herein, and, except for the Registration Rights Agreement (as amended hereby), supersedes all prior arrangements or understandings, both oral and written, with respect thereto.

4.             Governing Law.  This Amendment shall be governed by, construed and enforced in accordance with the internal laws of the State of New York (without regard to principles of conflict of laws).

5.             Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.  Original signatures hereto may be delivered by facsimile or portable data format (PDF) which shall be deemed originals.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment to Registration Rights Agreement as of the date first set forth above.

SABRE INDUSTRIES, INC.

By:	/s/ James D. Mack
	Name:	James D. Mack
	Title:	President and Chief Executive Officer

CORINTHIAN SC LLC

By:	/s/ Peter Van Raalte
	Name:	Peter Van Raalte
	Title:	Manager

ZM PRIVATE EQUITY FUND I, L.P.

By:	/s/ Quinn Morgan
	Name:	Quinn Morgan
	Title:	Authorized Signatory

ZM PRIVATE EQUITY FUND II, L.P.

By:	/s/ Quinn Morgan
	Name:	Quinn Morgan
	Title:	Authorized Signatory

/s/ James D. Mack
James D. Mack

Signature Page to Amendment to Registration Rights Agreement